UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2013

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Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, California	93111-2310
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 805-690-4500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 11, 2013, Superconductor Technologies Inc. (the "Company" or "our") filed a Certificate of Amendment of its Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), with the Secretary of State of the State of Delaware, to effect a 1-for-12 reverse stock split of our common stock (the "Reverse Stock Split").

As previously described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on February 5, 2013, our stockholders held a Special Meeting of Stockholders on March 11, 2013 (the "Special Meeting"), at which the stockholders approved amendment of our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of not less than 1-for-2 and not more than 1-for-12. The Board of Directors (the "Board") thereafter selected the 1-for-12 reverse stock split ratio and authorized the implementation of the Reverse Stock Split.

As a result of the Reverse Stock Split, every twelve (12) shares of our pre-Reverse Stock Split common stock were combined and reclassified into one (1) share of our common stock. Our post-Reverse Stock Split common stock began trading on March 12, 2013 with a new CUSIP number of 867931 404. The Reverse Stock Split did not change the authorized number of shares or the par value of our common stock.

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Our transfer agent, Registrar and Transfer Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

On March 11, 2013, we also issued a press release with respect to the Reverse Stock Split described herein.

A copy of the Certificate of Amendment of our Restated Certificate of Incorporation is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The results for matters submitted to a vote of the stockholders of Company at the Special Meeting, which are described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on February 5, 2013, are as follows:

1.

Amendment of the Company's Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's common stock at a ratio to be determined by the board of directors within a range of not less than 1-for-2 and not more than 1-for-12, without reducing the authorized number of shares or the par value of the Company's common stock:

	For	Withheld	Abstain	Broker Non-votes

	36,389,928	3,250,268	82,944	----

2.	Adjournment of the Special Meeting to another time or place, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 1:

	For	Withheld	Abstain	Broker Non-votes

	36,046,536	3,398,710	277,895	----

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
3.1	Certificate of Amendment of Restated Certificate of Incorporation
99.1	Press Release of the Company (the press release may also be found on the company's website at www.suptech.com on the Investor Relations page)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superconductor Technologies Inc.

Dated: March 13, 2013	By:	/s/ WILLIAM J. BUCHANAN
William J. Buchanan
Vice President and Chief Financial Officer